AMENDMENT AGREEMENT

This amendment agreement dated as of June 21, 2011 (the "Amendment Agreement") is between YA GLOBAL MASTER SPV LTD., a Cayman Islands exempt limited partnership (the "Investor"), and OMAGINE, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"). Each of the Investor and the Company are sometimes referred to herein as a "Party" or collectively as the "Parties".

This Amendment Agreement is an amendment to that certain agreement between the Parties dated as of the 4th day of May 2011 (the "May 2011 SEDA Agreement"). All capitalized terms in this Amendment Agreement shall, unless otherwise indicated herein, have the meanings assigned to them in the May 2011 SEDA Agreement.

The Parties hereby agree as follows:

1. The definition of the Commitment Amount in Section 1.10 of the May 2011 SEDA Agreement is hereby changed to mean the aggregate amount of up to $10,000,000 which the Investor has agreed to provide to the Company in order for the Investor to purchase the Shares pursuant to the terms and conditions of this Agreement.

2. In addition to the Commitment Fee previously paid by the Company to the Investor pursuant to the May 2011 SEDA Agreement, the Company shall pay the Investor an additional fee (the "Amendment Fee").

3. The Amendment Fee shall be equal to $150,000 and it shall be paid to the Investor by issuing that number of shares of Common Stock (such shares, the "Amendment Shares") to the Investor within three days of the date hereof that is equal to the Amendment Fee divided by the VWAP for the Trading Day immediately prior to the date hereof.

4.  The definition of Shares in Section 1.40 of the May 2011 SEDA
    Agreement is hereby changed to mean the shares of Common Stock issued from time to time pursuant to the May 2011 SEDA Agreement, the Commitment Shares and the Amendment Shares.

5. All other terms and conditions of the May 2011 SEDA Agreement remain in full force and effect.

IN WITNESS WHEREOF, the Parties have    COMPANY:
Executed this Amendment Agreement as
Of the date first above written.        OMAGINE, INC.

                                        By:  /s/ Charles P. Kuczynski
                                           ---------------------------
                                        Name:  Charles P. Kuczynski
                                        Title: Vice-President


                                        INVESTOR:

                                        YA GLOBAL MASTER SPV LTD.
                                        By:  Yorkville Advisors, LLC
                                        Its: Investment Manager

                                        By:  /s/ Gerald Eicke
                                           -------------------
                                        Name:  Gerald Eicke
                                        Title: Managing Member